Exhibit 99.1

CIBC World Markets First Annual Industrial Products and Capital Goods Conference June 14, 2006

Safe Harbor Statement Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC. In addition, the statements in this presentation are made as of June 13-14, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to June 14-16, 2006. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non- recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Investor Presentation CIBC World Markets - June 14, 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q1 Update Looking Forward Note: This presentation is comprised of information condensed from the BlueLinx June Investor Book, which contains additional information, including an appendix with historical financial data. The June Investor Book is available in the investor relations section of the BlueLinx Web site at www.bluelinxco.com.

BlueLinx Overview: Operations Largest Building Products Distributor in U.S. 2005 Revenue: $5.6 Billion ~12,000 customers and 750+ suppliers Product portfolio 10,000+ SKUs 65+ warehouses; 80+ reloads Owned fleet of 900 trucks and 1,200 trailers 3,600 employees, including 1,000 sales NYSE: BXC Analysts Covering: 7 Market Cap: $430.3 Shares Outstanding: 30.7 Dividend/Yield: $.50/3.6% P/E (ttm) 9.3 *Based on 6/2/06 close of $14.01 « Sales Center Warehouse LSV « «

BlueLinx Overview: Evolution of BlueLinx Growth Strategy Decentralized structure 13 warehouses Outlet for GP Plywood Diversified building products distributor Centralized, nationwide distribution transition "Masters" of the supply chain Decentralized structure 134 warehouses 1954 - 1976 1977 - 1993 1994 - 2000 2004 - Future Centralized platform supports market share growth Organic growth focus supplemented by acquisitions Value proposition: reduce supply chain costs System rationalized & centralized 63 warehouses Integrated IT systems >$400mm one- time investment by GP in systems and infrastructure BlueLinx Georgia-Pacific through May 7, 2004 Improve Gross Margin 2001 - 2003 Rationalized customer base Increased gross margin by 225 basis points

BlueLinx Overview: Positioned at the Center of Value Creation Building Products Manufacturers BlueLinx Home Improvement Centers Dealers Repair and Remodeling Residential and Non- Residential Construction Manufactured Housing / Industrial Benefits to Manufacturers Reliable channels to market Consistent production runs Limits inventory investment Allows limited number of customers Limits credit risk and receivable investment Ability to create markets for early life cycle products Benefits to Customers Reliable source of many materials Break bulk quantities Near 100% fill rates Limits vendors and inventory investment Just in time deliveries Safety stock

BlueLinx Overview: Diversified Product, Customer & End Use Segments Structural 58% Paneling Roofing Hardwood plywood Insulation Metal fasteners Hardboard Flake & Particle board Specialty 42% Plywood OSB Lumber Rebar/Remesh New Home Construction 50% Industrial Applications 22% Manufactured Housing 8% Repair & Remodeling 15% Non Residential Construction 5% Product Categories Customer Categories End Use Segments Dealer Industrial Manufactured Housing Home Center ~ 10,000 Products ~ 12,000 Customers 5 End Use Segments Vinyl siding Sanded plywood Stuctural panels Specialty lumber Engineered lumber Moulding Millwork

BlueLinx Overview: Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diverse & Growing Supply Base

BlueLinx Overview: Strategic Objectives Profitably grow specialty revenues to 60+ % of total sales Profitably grow structural revenues while reducing exposure to volatility Outgrow the market over the long term Be the Masters of the Supply Chain for those products we choose to distribute

BlueLinx Overview: Experienced Leadership Team Management Team Leadership Background Stephen Macadam CEO George Judd COO David Morris CFO Steve Skinner SVP Duane Goodwin SVP Dave Dalton SVP Sam Gaddis VP 6 Regional VPs RVP CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co. VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager VP Finance, Georgia-Pacific distribution division; Kimberly- Clark CEO Peppers & Rogers Group, McKinsey & Co. Home Depot, Wal-Mart, procurement and sourcing Regional VP BlueLinx; division sales, management, Georgia-Pacific Georgia-Pacific / BlueLinx, regional account manager, director national accounts Average 20+ years of industry experience Strategy Operations Finance Business Development Supply Chain Western Region National Accounts Regional Operations/Sales

BlueLinx Investor Presentation CIBC World Markets - June 14, 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q1 Update Looking Forward

1991-2000 Avg 0.028 2001-2005 Avg -0.021 2006E-2015E Avg 0.023 Growing & Attractive Industry: Solid Long-Term Industry Fundamentals 1991-2000 Avg 1.4 2001-2005 Avg 1.8 2006E-2015E Avg 1.8 Annual Housing Starts (mm) Annual Unit Volume Growth In Other End-Use Markets 50% of Our End-Market 50% of Our End-Market Industrial Repair & Remodeling Mobile homes Non-residential Source: Research Information Systems Inc. (RISI)

Growing & Attractive Industry: Market Growth of Two-Step Distribution 2001 2002 2003 2004 Total Market Revenue 32.9 36.4 39.2 47.1 Source: Home Channel News, July 2005

BlueLinx 11.8 WY 11.1 Boise Cascade 6 North Pacific Group 4.2 Huttig 2 Other 64.6 Many Small and Medium Sized Players <$250m 100 $250m - $500m 13 $500m - $1bn 6 $1bn-$2.5bn 5 >$2.5bn 3 Number of Competitors By Revenue Growing & Attractive Industry: Largest in a Highly Fragmented Industry, Ripe for Consolidation Highly Fragmented Industry Weyerhaeuser 11.1% Boise Cascade 6.0% Universal FP 4.2% Consists of several hundred small, local distributors BlueLinx 11.8% Other 64.9% 2004 Market Share Source: Home Channel News, July 2005 Huttig BP 2.0%

BlueLinx Investor Presentation CIBC World Markets - June 14, 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q1 Update Looking Forward

Focused Growth Strategy: Specialty Products - Four-Part Strategy Team with Manufacturers to Introduce New Products Continuing national roll-out of Louisiana-Pacific's WeatherBest composite decking Beginning distribution of L-P's SmartSide engineered wood siding, soffit and trim Executing systematic, disciplined approach to develop product portfolio Further Penetrate Geographic Markets Expanding specialty products into new geographic markets Putting people and products in place to capitalize on opportunities in western markets Grow Share in Under-Represented Market Segments Actively executing market-by-market initiative to grow presence in industrials (customers who use building products in the manufacturing process (cabinets, furniture, fixtures, containers, concrete forms, etc.) Industrials represent approximately 22% of our end-use markets and BXC has about 3% market share Industrials are well suited to the BlueLinx value proposition and specialty products focus Pursue Acquisitions as a Patient, Disciplined Acquirer In 2005, purchased California-based Lane Stanton Vance, specialty hardwood distributor Actively looking for partners who will add value

Focused Growth Strategy: Specialty Highlight - Introducing New Products Specialty Highlight - Introducing New Products Specialty Highlight - Introducing New Products Chosen in September by Louisiana-Pacific to nationally distribute its WeatherBest composite decking product All 1,000 BlueLinx sales employees trained and warehouses stocked within 45 days Program has potential to generate annualized revenues in excess of $100 million over the first two years Announced expanded relationship with L-P in April with the addition of SmartSide engineered wood siding products.

Focused Growth Strategy: Structural Products - Effective Inventory Management Focus on improved profitability and reduced risk In 2005, reduced "high risk" structural inventory by $41 million, or 18% from 2004 Q1 structural inventory down 17% from year ago Increased utilization of consignment and program inventories Expanding imports from Europe and other areas offering lowest- cost sourcing Driving OSB business through direct channel Focusing on structural products with "specialty product" characteristics Long-length lumber Specialty plywood MSR lumber

Focused Growth Strategy: Outgrow the Market Over the Long Term Market Share Growth* 2002 0.104 2003 0.109 2004 0.118 Unit Volume Growth vs. End-Use Market Year over Year Change Weighted End-Use Market Growth BlueLinx Growth 2003 0.02 0.025 2004 0.047 0.082 2005 0.044 0.039 Q1 '06(TTM) 0.041 0.043 *Source: Home Channel News, July 2005

Focused Growth Strategy: Evolving to Achieve Our Objectives Commodities-focused, distribution arm of manufacturer Customer-focused, solutions-driven, value- added distribution partner 55%+ structural products FROM: TO: 60%+ specialty products Structural products- driven earnings volatility Specialty products-driven stable earnings growth Developing integrated management systems Leveraging management systems to create value Volume orientation Profit orientation Managing through complex internal transformations Managing to create maximum value in the supply chain

BlueLinx Investor Presentation CIBC World Markets - June 14, 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q1 Update Looking Forward

2006 Q1 Update (Vs. Year Ago): Executing on Our Plan Revenue: Up 2% to $1.38 billion Specialty up 15.7% - Structural down 5.6% Unit Volume: Total Up 5% Specialty Up 14.9% - Structural down 0.8% Gross margin: Total 9.4% vs. 8.8% Specialty 13.9% - Structural 6.8% Inventory: Total $501 million, down 3% Specialty up 5.7% - Structural reduced 16.8% Net income: $9.8 million-/$0.32/shr vs. $8.4 million/$0.28 Working capital turn days: 40 vs. year-ago 43 Total debt: down $101 million vs. year ago

2006 Q1 Update: Accelerating Specialty Growth Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 % of Total Revenue 0.37 0.36 0.39 0.41 0.42 % of GM 0.53 0.61 0.54 0.55 0.62 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Structural 0.042 0.064 9.0000000013148E-03 0.002 -0.008 Specialty 0.017 0.005 0.058 0.127 0.149 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Structural 0.07 0.053 0.073 0.083 0.068 Specialty 0.126 0.129 0.133 0.143 0.139

BlueLinx Investor Presentation CIBC World Markets - June 14, 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2006 Q1 Update Looking Forward

Looking Forward: 2006 Go-Forward Initiatives Expand relationships with existing and new specialty product vendors who recognize the BlueLinx value proposition Continue and improve disciplined inventory management to help mitigate price volatility impact on structural products Target growing accounts that serve attractive high-growth markets Increase volume in under represented segments, e.g., industrials Invest in the people and processes necessary to support specialty business growth Be a patient, disciplined acquirer

BXC Investment Considerations: Largest independent building products distributor in highly fragmented industry ripe for consolidation Positioned at the center of the supply chain to create maximum value for both manufacturers and customers Diversified products, customers & end use segments Solid long-term industry fundamentals Demonstrated progress in growing specialty products business and effectively managing structural products business

Thank You